UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 18, 2019

Strategic Storage Growth Trust, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 000-55616

Maryland	46-2335760
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

10 Terrace Road, Ladera Ranch, California 92694

(Address of principal executive offices, including zip code)

(877) 327-3485

(Registrant’s telephone number, including area code)

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 5.07.	Submission of Matters to a Vote of Security Holders.

A special meeting of stockholders of Strategic Storage Growth Trust, Inc. (the “Registrant”) was held on January 18, 2019 (the “Special Meeting”).

Set forth below are the voting results for the proposals considered and voted upon at the Special Meeting, each of which is described in further detail in the definitive proxy statement filed by the Registrant with the Securities and Exchange Commission on November 26, 2018:

Proposal 1: To approve the merger (the “Merger”) of the Registrant with and into SST II Growth Acquisition, LLC, a Maryland limited liability company (“Merger Sub”), a wholly-owned subsidiary of Strategic Storage Trust II, Inc., a Maryland corporation (“SST II”), pursuant to the Agreement and Plan of Merger, dated as of October 1, 2018, among the Registrant, SS Growth Operating Partnership, L.P., a Delaware limited partnership, SST II, Strategic Storage Operating Partnership II, L.P., a Delaware limited partnership, and Merger Sub.

Votes For	Votes Against	Votes Abstained
15,321,049	262,018	499,572

*	numbers in the table are rounded to the nearest share

Proposal 2: To approve the adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes at the Special Meeting to approve the Merger.

There were sufficient votes at the Special Meeting to approve Proposal 1, such that Proposal 2 was withdrawn and not submitted to the Registrant’s stockholders for approval at the Special Meeting.

Item 8.01.	Other Events.

As described in Item 5.07 above, the Registrant’s stockholders approved the Merger on January 18, 2019. Subject to the satisfaction or waiver of all closing conditions, the Registrant expects the Merger to close on or about January 24, 2019.

Forward-Looking Statements

Statements about the expected timing, completion and effects of the Merger and the other transactions contemplated by the merger agreement and all other statements in this report and the exhibits furnished or filed herewith, other than historical facts, constitute forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements can generally be identified by our use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” “believe,” “continue,” or other similar words. Readers are cautioned not to place undue reliance on these forward-looking statements and any such forward-looking statements are qualified in their entirety by reference to the following cautionary statements.

All forward-looking statements speak only as of the date hereof and are based on current expectations and involve a number of assumptions, risks and uncertainties that could cause the actual results to differ materially from such forward-looking statements. The Registrant may not be able to complete the proposed transaction on the terms described above or other acceptable terms or at all because of a number of factors, including without limitation, the following: (i) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; (ii) the failure satisfy the closing conditions to the Merger; (iii) risks related to disruption of management’s attention from the Registrant’s ongoing business operations due to the transaction; and (iv) the effect of the announcement of the Merger on the ability of the parties to retain and hire key personnel, maintain relationships with their customers and suppliers, and maintain their operating results and business generally.

Actual results may differ materially from those indicated by such forward-looking statements. In addition, the forward-looking statements represent the Registrant’s views as of the date on which such statements were made. The Registrant anticipates that subsequent events and developments may cause its views to change. These forward-looking statements should not be relied upon as representing the Registrant’s views as of any date subsequent to the date hereof. Additional factors that may affect the business or financial results of the Registrant are described in the risk factors included in the Registrant’s filings with the SEC, including the Registrant’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017, and subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, which factors are incorporated herein by reference. The Registrant expressly disclaims a duty to provide updates to forward-looking statements, whether as a result of new information, future events or other occurrences.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRATEGIC STORAGE GROWTH TRUST, INC.

Date: January 18, 2019	By:	/s/ Michael O. Terjung
Michael O. Terjung
Chief Financial Officer